UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE AB PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2016

Date of reporting period: July 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

JUL    07.31.16

ANNUAL REPORT

AB GROWTH FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

September 12, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Growth Fund (the “Fund”) for the annual reporting period ended July 31, 2016.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a domestic portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. When selecting securities, the Adviser looks for companies that have experienced management teams, strong market positions, and the potential to deliver greater-than-expected earnings growth rates.

In managing the Fund, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models and clear competitive advantages.

The Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 3000 Growth Index, for the six- and 12-month periods ended July 31, 2016.

During both periods, all share classes rose in absolute terms, but underperformed the benchmark, before sales charges. For the 12-month period, security selection in the consumer staples and financials sectors, as well as an underweight in telecommunications, detracted, relative to the benchmark. Security selection within the health care and consumer discretionary sectors contributed to returns. An underweight in the energy sector also had a positive impact. For the six-month period, security selection in the consumer discretionary sector and an underweight in the materials sector negatively impacted

AB GROWTH FUND •	1

returns. Security selection within the health care and technology sectors contributed; an underweight in consumer staples also contributed to performance.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

Over the 12-month period, equity markets reflected investor concerns about potentially rising interest rates, falling oil prices, slowing global economies, uncertainty in China and the economic impact of Britain’s vote to leave the European Union. Through July, investors saw the unusual outperformance of both volatile commodity-oriented stocks that perform in reflationary periods and low interest-rate beneficiary stocks such as utilities and staples, as invest-

ors sought price stability and income. Despite all of the uncertainty and global growth concerns, value outperformed growth over the 12-month period, with the Russell 3000 Value Index gaining 5.39%, versus a 3.57% gain for the Russell 3000 Growth Index.

The Fund continues to be built from the bottom up with emphasis on companies that are expected to deliver fundamental outperformance in terms of growth and returns on invested capital. Valuations for companies with this profile remain below the long-term average. Reflecting the Fund’s bottom-up investment process, the Fund’s Senior Investment Management Team continues to find opportunities across most sectors with particular emphasis on the consumer, health care and technology sectors.

2	• AB GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 3000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Index represents the performance of 3,000 large-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB GROWTH FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Growth Fund*
Class A	10.02%	2.40%

Class B†	9.57%	1.57%

Class C	9.61%	1.64%

Advisor Class‡	10.14%	2.63%

Class R‡	9.85%	2.08%

Class K‡	10.02%	2.39%

Class I‡	10.19%	2.73%

Russell 3000 Growth Index	12.79%	3.57%

*    Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2016, by 0.04% and 0.04%, respectively. Also includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2016, by 0.22% and 0.22%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡       Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/31/06 TO 7/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Growth Fund Class A shares (from 7/31/06 to 7/31/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	2.40%	-1.95%
5 Years	12.96%	11.98%
10 Years	8.00%	7.54%

Class B Shares
1 Year	1.57%	-1.92%
5 Years	12.05%	12.05%
10 Years(a)	7.32%	7.32%

Class C Shares
1 Year	1.64%	0.76%
5 Years	12.13%	12.13%
10 Years	7.22%	7.22%

Advisor Class Shares*
1 Year	2.63%	2.63%
5 Years	13.27%	13.27%
10 Years	8.32%	8.32%

Class R Shares*
1 Year	2.08%	2.08%
5 Years	12.70%	12.70%
10 Years	7.83%	7.83%

Class K Shares*
1 Year	2.39%	2.39%
5 Years	13.07%	13.07%
10 Years	8.18%	8.18%

Class I Shares*
1 Year	2.73%	2.73%
5 Years	13.44%	13.44%
10 Years	8.54%	8.54%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.29%, 2.12%, 2.04%, 1.02%, 1.58%, 1.26% and 0.95% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• AB GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.85%
5 Years	10.64%
10 Years	6.68%

Class B Shares
1 Year	-3.80%
5 Years	10.71%
10 Years(a)	6.47%

Class C Shares
1 Year	-1.18%
5 Years	10.78%
10 Years	6.36%

Advisor Class Shares*
1 Year	0.67%
5 Years	11.92%
10 Years	7.46%

Class R Shares*
1 Year	0.11%
5 Years	11.35%
10 Years	6.97%

Class K Shares*
1 Year	0.43%
5 Years	11.71%
10 Years	7.32%

Class I Shares*
1 Year	0.77%
5 Years	12.07%
10 Years	7.67%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

AB GROWTH FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,100.20	$6.63	1.27%
Hypothetical**	$1,000	$1,018.55	$6.37	1.27%
Class B
Actual	$1,000	$1,095.70	$10.94	2.10%
Hypothetical**	$1,000	$1,014.42	$10.52	2.10%
Class C
Actual	$1,000	$1,096.10	$10.58	2.03%
Hypothetical**	$1,000	$1,014.77	$10.17	2.03%
Advisor Class
Actual	$1,000	$1,101.40	$5.33	1.02%
Hypothetical**	$1,000	$1,019.79	$5.12	1.02%
Class R
Actual	$1,000	$1,098.50	$8.35	1.60%
Hypothetical**	$1,000	$1,016.91	$8.02	1.60%
Class K
Actual	$1,000	$1,100.20	$6.58	1.26%
Hypothetical**	$1,000	$1,018.60	$6.32	1.26%
Class I
Actual	$1,000	$1,101.90	$4.96	0.95%
Hypothetical**	$1,000	$1,020.14	$4.77	0.95%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB GROWTH FUND

Expense Example

PORTFOLIO SUMMARY

July 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $691.9

TEN LARGEST HOLDINGS†

July 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Alphabet, Inc. – Class A & Class C	$46,641,418	6.7%
Facebook, Inc. – Class A	39,458,778	5.7
Visa, Inc. – Class A	31,717,022	4.6
Home Depot, Inc. (The)	26,437,018	3.8
UnitedHealth Group, Inc.	26,098,200	3.8
Starbucks Corp.	23,394,730	3.4
CVS Health Corp.	23,280,137	3.4
Apple, Inc.	23,019,989	3.3
NVIDIA Corp.	19,108,515	2.8
Intuitive Surgical, Inc.	18,946,241	2.7
	$278,102,048	40.2%

*	All data are as of July 31, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.2%
Information Technology – 35.9%
Communications Equipment – 1.8%
Arista Networks, Inc.(a)	85,270	$6,077,193
Palo Alto Networks, Inc.(a)	47,330	6,195,024

		12,272,217

Internet Software & Services – 13.3%
Alphabet, Inc. – Class A(a)	11,544	9,135,229
Alphabet, Inc. – Class C(a)	48,786	37,506,189
CoStar Group, Inc.(a)	28,240	5,871,096
Facebook, Inc. – Class A(a)	318,370	39,458,778

		91,971,292

IT Services – 6.6%
Cognizant Technology Solutions Corp. – Class A(a)	123,720	7,112,663
Vantiv, Inc. – Class A(a)	129,300	7,081,761
Visa, Inc. – Class A	406,368	31,717,022

		45,911,446

Semiconductors & Semiconductor Equipment – 5.2%
NVIDIA Corp.	334,650	19,108,515
Texas Instruments, Inc.	53,740	3,748,365
Xilinx, Inc.	253,910	12,969,723

		35,826,603

Software – 5.7%
Adobe Systems, Inc.(a)	122,420	11,980,021
HubSpot, Inc.(a)	93,720	5,116,175
Microsoft Corp.	157,549	8,929,877
ServiceNow, Inc.(a)	78,002	5,843,910
Ultimate Software Group, Inc. (The)(a)	36,360	7,602,876

		39,472,859

Technology Hardware, Storage & Peripherals – 3.3%
Apple, Inc.	220,900	23,019,989

		248,474,406

Consumer Discretionary – 24.6%
Diversified Consumer Services – 0.7%
Bright Horizons Family Solutions, Inc.(a)	65,860	4,417,230

Hotels, Restaurants & Leisure – 4.8%
Buffalo Wild Wings, Inc.(a)	24,510	4,116,700
Planet Fitness, Inc.(a)(b)	267,990	5,493,795
Starbucks Corp.	403,010	23,394,730

		33,005,225

Internet & Catalog Retail – 2.1%
Priceline Group, Inc. (The)(a)	10,735	14,500,946

10	• AB GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 4.4%
AMC Networks, Inc. – Class A(a)	167,882	$9,293,948
Comcast Corp. – Class A	248,200	16,691,450
Walt Disney Co. (The)	44,030	4,224,678

		30,210,076

Multiline Retail – 2.3%
Dollar Tree, Inc.(a)	167,280	16,107,391

Specialty Retail – 7.6%
Five Below, Inc.(a)	130,590	6,661,396
Home Depot, Inc. (The)	191,240	26,437,018
O’Reilly Automotive, Inc.(a)	8,880	2,580,794
Tractor Supply Co.	100,860	9,243,819
Ulta Salon Cosmetics & Fragrance, Inc.(a)	30,320	7,919,887

		52,842,914

Textiles, Apparel & Luxury Goods – 2.7%
NIKE, Inc. – Class B	339,380	18,835,590

		169,919,372

Health Care – 17.6%
Biotechnology – 5.9%
Alexion Pharmaceuticals, Inc.(a)	132,600	17,052,360
Biogen, Inc.(a)	57,794	16,756,215
Gilead Sciences, Inc.	85,403	6,786,976

		40,595,551

Health Care Equipment & Supplies – 7.0%
Align Technology, Inc.(a)	95,416	8,506,336
Danaher Corp.	91,580	7,458,275
DexCom, Inc.(a)	76,020	7,011,325
Edwards Lifesciences Corp.(a)	60,750	6,957,090
Intuitive Surgical, Inc.(a)	27,231	18,946,241

		48,879,267

Health Care Providers & Services – 4.7%
Premier, Inc. – Class A(a)	190,161	6,218,264
UnitedHealth Group, Inc.	182,250	26,098,200

		32,316,464

		121,791,282

Consumer Staples – 9.2%
Beverages – 2.5%
Monster Beverage Corp.(a)	108,836	17,482,327

Food & Staples Retailing – 5.9%
Costco Wholesale Corp.	106,380	17,788,864
CVS Health Corp.	251,080	23,280,137

		41,069,001

Personal Products – 0.8%
Estee Lauder Cos., Inc. (The) – Class A	56,630	5,260,927

		63,812,255

AB GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 5.8%
Aerospace & Defense – 2.2%
Hexcel Corp.	83,560	$3,607,285
Rockwell Collins, Inc.	136,850	11,580,247

		15,187,532

Building Products – 1.0%
Allegion PLC	93,030	6,734,442

Electrical Equipment – 1.3%
Acuity Brands, Inc.	34,090	8,946,238

Machinery – 1.3%
Fortive Corp.(a)	45,790	2,207,536
IDEX Corp.	78,310	7,031,455

		9,238,991

		40,107,203

Financials – 1.1%
Capital Markets – 0.4%
Virtu Financial, Inc. – Class A	151,584	2,607,245

Diversified Financial Services – 0.7%
MarketAxess Holdings, Inc.	30,690	4,961,345

		7,568,590

Total Common Stocks (cost $467,602,726)		651,673,108

SHORT-TERM INVESTMENTS – 4.9%
Investment Companies – 4.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(c)(d) (cost $34,011,050)	34,011,050	34,011,050

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $501,613,776)		685,684,158

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(c)(d) (cost $842,478)	842,478	842,478

Total Investments – 99.2% (cost $502,456,254)		686,526,636
Other assets less liabilities – 0.8%		5,351,189

Net Assets – 100.0%		$691,877,825

12	• AB GROWTH FUND

Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB GROWTH FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $467,602,726)	$651,673,108	(a)
Affiliated issuers (cost $34,853,528—including investment of cash collateral for securities loaned of $842,478)	34,853,528
Foreign currencies, at value (cost $1,003)	854
Receivable for investment securities sold	12,339,689
Receivable for shares of beneficial interest sold	353,321
Dividends and interest receivable	138,984
Receivable for capital contribution (see Note F)	1,508,610

Total assets	700,868,094

Liabilities
Due to custodian	39,810
Payable for investment securities purchased	6,269,785
Payable for shares of beneficial interest redeemed	948,566
Payable for collateral received on securities loaned	842,478
Advisory fee payable	425,517
Distribution fee payable	191,669
Transfer Agent fee payable	70,198
Accrued expenses	202,246

Total liabilities	8,990,269

Net Assets	$691,877,825

Composition of Net Assets
Shares of beneficial interest, at par	$121
Additional paid-in capital	503,128,754
Accumulated net investment loss	(922,200)
Accumulated net realized gain on investment and foreign currency transactions	5,600,917
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	184,070,233

	$691,877,825

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$581,532,455	9,411,339	$61.79	*

B	$13,567,119	377,530	$35.94

C	$70,221,391	1,930,566	$36.37

Advisor	$22,488,957	338,899	$66.36

R	$1,579,167	25,993	$60.75

K	$2,454,522	38,820	$63.23

I	$34,213.61	518.90	$65.93

(a)	Includes securities on loan with a value of $822,419 (see Note E).

*	The maximum offering price per share for Class A shares was $64.53 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• AB GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Investment Income
Dividends
Unaffiliated issuers	$5,188,315
Affiliated issuers	92,440
Securities lending income	49,902	$5,330,657

Expenses
Advisory fee (see Note B)	5,151,480
Distribution fee—Class A	1,435,582
Distribution fee—Class B	145,568
Distribution fee—Class C	689,128
Distribution fee—Class R	6,635
Distribution fee—Class K	6,103
Transfer agency—Class A	1,136,999
Transfer agency—Class B	37,023
Transfer agency—Class C	141,178
Transfer agency—Advisor Class	50,498
Transfer agency—Class R	3,450
Transfer agency—Class K	4,552
Transfer agency—Class I	38
Custodian	160,508
Printing	135,542
Registration fees	106,387
Audit and tax	52,218
Legal	42,157
Trustees’ fees	22,054
Miscellaneous	26,688

Total expenses	9,353,788
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(10,924)

Net expenses		9,342,864

Net investment loss		(4,012,207)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		18,463,578
Foreign currency transactions		(16,989)
Net change in unrealized appreciation/depreciation of:
Investments		(3,268,900)
Foreign currency denominated assets and liabilities		18,943

Net gain on investment and foreign currency transactions		15,196,632

Net Increase in Net Assets from Operations		$11,184,425

See notes to financial statements.

AB GROWTH FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended July 31, 2016	Year Ended July 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(4,012,207)	$(3,420,676)
Net realized gain on investment and foreign currency transactions	18,446,589	77,358,736
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,249,957)	60,290,434

Net increase in net assets from operations	11,184,425	134,228,494
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(53,096,817)	(27,386,636)
Class B	(2,213,007)	(1,321,029)
Class C	(10,188,183)	(5,046,487)
Advisor Class	(2,320,273)	(696,288)
Class R	(117,462)	(59,865)
Class K	(216,620)	(112,971)
Class I	(3,089)	(801,935)
Transactions in Shares of Beneficial Interest
Net decrease	(1,761,470)	(21,393,155)
Capital Contributions
Proceeds from regulatory settlement (see Note F)	1,508,610	– 0	–

Total increase (decrease)	(57,223,886)	77,410,128
Net Assets
Beginning of period	749,101,711	671,691,583

End of period (including accumulated net investment loss of ($922,200) and ($1,875,099), respectively)	$691,877,825	$749,101,711

See notes to financial statements.

16	• AB GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Growth Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

AB GROWTH FUND •	17

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

18	• AB GROWTH FUND

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB GROWTH FUND •	19

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$651,673,108		$	– 0	–	$	– 0	–	$651,673,108
Short-Term Investments	34,011,050			– 0	–		– 0	–	34,011,050
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	842,478			– 0	–		– 0	–	842,478

Total Investments in Securities	686,526,636			– 0	–		– 0	–	686,526,636

Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$686,526,636		$	– 0	–	$	– 0	–	$686,526,636

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes

20	• AB GROWTH FUND

Notes to Financial Statements

at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

AB GROWTH FUND •	21

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $756,017 for the year ended July 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $9,847 from the sale of Class A shares and received $2,671, $7,969 and $1,624 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2016.

22	• AB GROWTH FUND

Notes to Financial Statements

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to Government Money Market Portfolio’s effective advisory fee. For the year ended July 31, 2016, such waiver amounted to $10,532. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended July 31, 2016 is as follows:

Market Value July 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2016 (000)	Dividend Income (000)
$53,690	$183,987	$203,666	$34,011	$72

Brokerage commissions paid on investment transactions for the year ended July 31, 2016 amounted to $260,301, of which $1,632 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. Prior to October 31, 2014, payments under class A shares were limited to an annual rate of .30% of Class A shares’ average daily net assets. The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any

AB GROWTH FUND •	23

Notes to Financial Statements

year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$312,445,418		$380,671,234
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$503,311,679

Gross unrealized appreciation	$190,401,041
Gross unrealized depreciation	(7,186,084)

Net unrealized appreciation	$183,214,957

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended July 31, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by

24	• AB GROWTH FUND

Notes to Financial Statements

the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2016, the Fund had securities on loan with a value of $822,419 and had received cash collateral which has been invested into Government Money Market Portfolio of $842,478. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $49,902, $19,653 and $664 from the borrowers, AB Government Exchange Reserves and Government Money Market Portfolio, respectively, for the year ended July 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of advisory fee assessed by the Government Money Market

AB GROWTH FUND •	25

Notes to Financial Statements

Portfolio. For the year ended July 31, 2016, such waiver amounted to $392. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Government Exchange Reserves for the period August 1, 2015 to June 23, 2016 is as follows:

Market Value July 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 23, 2016 (000)
$14,652	$104,391	$119,043	$	– 0 –

A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period June 24, 2016 to July 31, 2016 is as follows:

Market Value June 24, 2016 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2016 (000)
$	– 0 –	$18,909	$18,067	$842

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015

Class A
Shares sold	308,518	325,082	$18,427,394	$20,411,031

Shares issued in reinvestment of distributions	796,739	424,476	48,274,321	25,027,075

Shares converted from Class B	47,240	58,247	2,862,224	3,588,316

Shares redeemed	(1,133,542)	(1,066,250)	(68,164,589)	(65,982,350)

Net increase (decrease)	18,955	(258,445)	$1,399,350	$(16,955,928)

Class B
Shares sold	25,409	28,857	$911,520	$1,129,753

Shares issued in reinvestment of distributions	60,331	34,841	2,136,938	1,287,049

Shares converted to Class A	(78,979)	(92,017)	(2,862,224)	(3,588,316)

Shares redeemed	(46,151)	(52,329)	(1,643,548)	(2,048,120)

Net decrease	(39,390)	(80,648)	$(1,457,314)	$(3,219,634)

26	• AB GROWTH FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015

Class C
Shares sold	160,095	63,776	$5,890,095	$2,505,803

Shares issued in reinvestment of distributions	239,368	111,567	8,576,589	4,159,202

Shares redeemed	(239,799)	(174,393)	(8,725,643)	(6,894,708)

Net increase (decrease)	159,664	950	$5,741,041	$(229,703)

Advisor Class
Shares sold	259,883	325,666	$16,551,650	$21,736,432

Shares issued in reinvestment of distributions	24,865	6,415	1,615,497	402,128

Shares redeemed	(409,814)	(76,455)	(25,739,627)	(5,065,629)

Net increase (decrease)	(125,066)	255,626	$(7,572,480)	$17,072,931

Class R
Shares sold	11,220	5,277	$654,374	$321,504

Shares issued in reinvestment of distributions	1,968	1,026	117,453	59,860

Shares redeemed	(7,116)	(7,554)	(425,917)	(454,437)

Net increase (decrease)	6,072	(1,251)	$345,910	$(73,073)

Class K
Shares sold	5,329	9,331	$318,773	$593,248

Shares issued in reinvestment of distributions	3,495	1,876	216,614	112,968

Shares redeemed	(12,431)	(6,464)	(753,069)	(408,882)

Net increase (decrease)	(3,607)	4,743	$(217,682)	$297,334

Class I
Shares sold	20	26,918	$1,294	$1,730,381

Shares issued in reinvestment of distributions	21	12,870	1,318	801,042

Shares redeemed	(46)	(314,821)	(2,907)	(20,816,505)

Net decrease	(5)	(275,033)	$(295)	$(18,285,082)

For the year ended July 31, 2016, the Fund received proceeds of $1,508,610 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

AB GROWTH FUND •	27

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2016 and July 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Net long-term capital gains	$68,155,451	$35,425,211

Total taxable distributions paid	$68,155,451	$35,425,211

28	• AB GROWTH FUND

Notes to Financial Statements

As of July 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$7,334,209
Accumulated capital and other losses	(1,800,067	)(a)
Unrealized appreciation/(depreciation)	183,214,808	(b)

Total accumulated earnings/(deficit)	$188,748,950

(a)

At July 31, 2016, the Fund had a qualified late-year ordinary loss deferral of $922,200, and a post-October short-term capital loss deferral of $877,867. These losses are deemed to arise on August 1, 2016.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2016, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of a portion of net operating loss to offset capital gains and the disallowance of the remaining portion of net operating loss, foreign currency reclassifications, the tax treatment of proceeds from a settlement of regulatory proceedings, and the utilization of earnings and profits distributed to shareholders on redemption of shares, resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid in capital. These reclassifications had no effect on net assets.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB GROWTH FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended July 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 66.15	$ 57.43	$ 48.62	$ 40.28	$ 38.67

Income From Investment Operations
Net investment loss(a)	(.30	)(b)	(.25)	(.31)	(.08)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	1.64	11.91	9.12	8.42	1.67
Capital contributions	.12	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.46	11.66	8.81	8.34	1.61

Less: Distributions
Distributions from net realized gain on investment transactions	(5.82)	(2.94)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 61.79	$ 66.15	$ 57.43	$ 48.62	$ 40.28

Total Return
Total investment return based on net asset value(c)*	2.40%	20.93%	18.12%	20.70%	4.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$581,533	$621,337	$554,270	$513,991	$482,561
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.28%	1.29%	1.38%	1.44%	1.46%
Expenses, before waivers/reimbursements	1.28%	1.29%	1.38%	1.44%	1.46%
Net investment loss	(.50	)%(b)	(.40)%	(.56)%	(.18)%	(.17)%
Portfolio turnover rate	47%	59%	72%	70%	103%

See footnote summary on page 37.

30	• AB GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended July 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 41.20	$ 37.11	$ 31.65	$ 26.43	$ 25.58

Income From Investment Operations
Net investment loss(a)	(.47	)(b)	(.48)	(.46)	(.27)	(.25)
Net realized and unrealized gain on investment and foreign currency transactions	.91	7.51	5.92	5.49	1.10
Capital contributions	.12	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.56	7.03	5.46	5.22	.85

Less: Distributions
Distributions from net realized gain on investment transactions	(5.82)	(2.94)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 35.94	$ 41.20	$ 37.11	$ 31.65	$ 26.43

Total Return
Total investment return based on net asset value(c)*	1.57%	19.85%	17.25%	19.75%	3.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,567	$17,178	$18,466	$21,313	$24,578
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.08%	2.12%	2.14%	2.22%	2.27%
Expenses, before waivers/reimbursements	2.08%	2.12%	2.14%	2.22%	2.27%
Net investment loss	(1.30	)%(b)	(1.23)%	(1.32)%	(.95)%	(.97)%
Portfolio turnover rate	47%	59%	72%	70%	103%

See footnote summary on page 37.

AB GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended July 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 41.61	$ 37.42	$ 31.90	$ 26.62	$ 25.74

Income From Investment Operations
Net investment loss(a)	(.46	)(b)	(.45)	(.45)	(.26)	(.23)
Net realized and unrealized gain on investment and foreign currency transactions	.92	7.58	5.97	5.54	1.11
Capital contributions	.12	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.58	7.13	5.52	5.28	.88

Less: Distributions
Distributions from net realized gain on investment transactions	(5.82)	(2.94)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 36.37	$ 41.61	$ 37.42	$ 31.90	$ 26.62

Total Return
Total investment return based on net asset value(c)*	1.64%	19.96%	17.30%	19.84%	3.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,221	$73,695	$66,232	$61,326	$58,755
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.03%	2.04%	2.09%	2.16%	2.18%
Expenses, before waivers/reimbursements	2.03%	2.04%	2.09%	2.16%	2.18%
Net investment loss	(1.26	)%(b)	(1.15)%	(1.28)%	(.90)%	(.89)%
Portfolio turnover rate	47%	59%	72%	70%	103%

See footnote summary on page 37.

32	• AB GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 70.45	$ 60.83	$ 51.34	$ 42.40	$ 40.59

Income From Investment Operations
Net investment income (loss)(a)	(.16	)(b)	(.12)	(.15)	.05	.05
Net realized and unrealized gain on investment and foreign currency transactions	1.77	12.68	9.64	8.89	1.76
Capital contributions	.12	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.73	12.56	9.49	8.94	1.81

Less: Distributions
Distributions from net realized gain on investment transactions	(5.82)	(2.94)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 66.36	$ 70.45	$ 60.83	$ 51.34	$ 42.40

Total Return
Total investment return based on net asset value(c)*	2.63%	21.24%	18.48%	21.09%	4.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,489	$32,687	$12,673	$6,938	$6,875
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.03%	1.02%	1.08%	1.14%	1.16%
Expenses, before waivers/reimbursements	1.03%	1.02%	1.08%	1.14%	1.16%
Net investment income (loss)	(.25	)%(b)	(.18)%	(.26)%	.12%	.13%
Portfolio turnover rate	47%	59%	72%	70%	103%

See footnote summary on page 37.

AB GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended July 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 65.33	$ 56.92	$ 48.29	$ 40.06	$ 38.52

Income From Investment Operations
Net investment loss(a)	(.49	)(b)	(.42)	(.42)	(.12)	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	1.61	11.77	9.05	8.35	1.66
Capital contributions	.12	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.24	11.35	8.63	8.23	1.54

Less: Distributions
Distributions from net realized gain on investment transactions	(5.82)	(2.94)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 60.75	$ 65.33	$ 56.92	$ 48.29	$ 40.06

Total Return
Total investment return based on net asset value(c)*	2.08%	20.56%	17.87%	20.55%	4.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,579	$1,302	$1,205	$1,186	$1,655
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.59%	1.58%	1.59%	1.59%	1.60%
Expenses, before waivers/reimbursements	1.59%	1.58%	1.59%	1.59%	1.60%
Net investment loss	(.82	)%(b)	(.69)%	(.78)%	(.29)%	(.32)%
Portfolio turnover rate	47%	59%	72%	70%	103%

See footnote summary on page 37.

34	• AB GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended July 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 67.55	$ 58.57	$ 49.52	$ 40.97	$ 39.25

Income From Investment Operations
Net investment income (loss)(a)	(.30	)(b)	(.24)	(.25)	(.03)	.00	(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.68	12.16	9.30	8.58	1.72
Capital contributions	.12	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.50	11.92	9.05	8.55	1.72

Less: Distributions
Distributions from net realized gain on investment transactions	(5.82)	(2.94)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 63.23	$ 67.55	$ 58.57	$ 49.52	$ 40.97

Total Return
Total investment return based on net asset value(c)*	2.39%	20.96%	18.28%	20.87%	4.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,455	$2,866	$2,208	$1,985	$1,099
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.26%	1.26%	1.26%	1.28%	1.28%
Expenses, before waivers/reimbursements	1.26%	1.26%	1.26%	1.28%	1.28%
Net investment income (loss)	(.49	)%(b)	(.38)%	(.45)%	(.06)%	.01%
Portfolio turnover rate	47%	59%	72%	70%	103%

See footnote summary on page 37.

AB GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended July 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 69.98	$ 60.38	$ 50.89	$ 41.96	$ 40.08

Income From Investment Operations
Net investment income (loss)(a)	(.10	)(b)	.03	(.14)	.13	.13
Net realized and unrealized gain on investment and foreign currency transactions	1.75	12.51	9.63	8.80	1.75
Capital contributions	.12	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.77	12.54	9.49	8.93	1.88

Less: Distributions
Distributions from net realized gain on investment transactions	(5.82)	(2.94)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 65.93	$ 69.98	$ 60.38	$ 50.89	$ 41.96

Total Return
Total investment return based on net asset value(c)*	2.73%	21.37%	18.65%	21.28%	4.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34	$37	$16,638	$16	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.94%	.95%	.95%	.95%	.96%
Expenses, before waivers/reimbursements	.94%	.95%	.95%	.95%	.96%
Net investment income (loss)	(.16	)%(b)	.04%	(.24)%	.29%	.33%
Portfolio turnover rate	47%	59%	72%	70%	103%

See footnote summary on page 37.

36	• AB GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2016, July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012 by 0.04%%, 0.06%, 0.09%, 0.06% and 0.38%, respectively.

Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended July 31, 2012 by 0.08%.

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended July 31, 2016 by 0.22%.

See notes to financial statements.

AB GROWTH FUND •	37

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Growth Fund (the “Fund”) (one of the series constituting The AB Portfolios) as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Growth Fund (one of the series constituting The AB Portfolios) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 28, 2016

38	• AB GROWTH FUND

Report of Independent Registered Public Accounting Firm

TRUSTEES

Marshall C. Turner, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Bruce K. Aronow(2), Vice President Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President	Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672
Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Growth Investment Team. Messrs. Aronow, Caruso and Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

AB GROWTH FUND •	39

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of several institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

40	• AB GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, ## 74 (2001)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential mutual fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

AB GROWTH FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED TRUSTEES (continued)
William H. Foulk, Jr., ## 84 (2001)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

42	• AB GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, ## 68 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB GROWTH FUND •	43

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED TRUSTEES (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	108	None

44	• AB GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB GROWTH FUND •	45

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

46	• AB GROWTH FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Frank V. Caruso 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Joseph H. Fogarty 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABfunds.com, for a free prospectus or SAI.

AB GROWTH FUND •	47

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth Fund (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

48	• AB GROWTH FUND

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

AB GROWTH FUND •	49

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

50	• AB GROWTH FUND

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

AB GROWTH FUND •	51

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AB Portfolios (the “Trust”) in respect of AB Growth Fund (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	It should be noted that the information in the fee evaluation was completed on April 21, 2016 and discussed with the Board of Trustees May 3-5, 2016.

2	Future references to the Trust/Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On April 1, 2013, the Fund changed certain of its investment policies as well as its benchmark from the Russell 1000 Growth Index to the Russell 3000 Growth Index.

52	• AB GROWTH FUND

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Fund	Category	Advisory Fee Based on % of Average Daily Net Assets	March 31, 2016 Net Assets ($MM)
Growth Fund	Growth	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$683.5

Set forth below are the Fund’s annualized semi-annual total expense ratios:6 The Fund’s Investment Advisory Agreement does not provide for the Fund to reimburse the Adviser for providing certain clerical, legal, accounting, administrative, and other services.

Fund	Total Expense Ratio[7]			Fiscal Year End
Growth Fund	Advisor Class A Class B Class C Class R Class K Class I	1.03 1.28 2.06 2.03 1.58 1.27 0.92	% % % % % % %	July 31 (ratios as of January 31, 2016)

4	Jones v. Harris at 1427. The Supreme Court remanded the case to the Seventh Circuit Court of Appeals to apply the Gartenberg standard. On August 5, 2015, the Seventh Circuit affirmed the district court’s grant of summary judgment. The plaintiffs filed a petition for a rehearing en banc, which was denied by the Seventh Circuit on October 13, 2015.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

AB GROWTH FUND •	53

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.8 In addition to the AB Institutional fee

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

54	• AB GROWTH FUND

schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on the Fund’s March 31, 2016 net assets:9

Fund	Net Assets 3/31/16 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Growth Fund	$683.5	U.S. Growth 0.80% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum account size: $25m	0.298%	0.750%

The Adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.10 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2016 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Growth Fund	Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is set below:

Fund	ITM Mutual Fund	Fee
Growth Fund	AB U.S. Growth Stock Fund A, B-Hedged/Unhedged, C, D	0.75%

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

AB GROWTH FUND •	55

The Adviser represented that it does not sub-advise any registered investment company that has a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge, an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers.11 Broadridge’s analysis included the comparison of each Fund’s contractual management fee, estimated at the approximate current asset level of the subject Fund, to the median of the Fund’s Broadridge Expense Group (“EG”) and the Fund’s contractual management fee ranking.12,13

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, expense components, operating structure, and expense attributes.14 An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Growth Fund	0.750	0.754	6/14

Broadridge also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all

11	As stated previously, the Trustees are cautioned not to rely too heavily on comparisons with fees charged to mutual funds by other advisers since such comparisons may be “problematic” as the fees charged by other advisers may not be the product of negotiations conducted at arm’s length. Jones v. Harris at 1429. In Gallus II, the Eight Circuit stated, “less deference is given to the Board’s judgment than would have been the case had Ameriprise been candid about the fees it charged its clients and had the Board not focused primarily on tethering the fees to the industry median.” Gallus II at 9.

12	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Broadridge peer group.

13	The contractual management fee does not reflect any expense reimbursements made by any of the Funds to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

14	Broadridge does not consider average account size when constructing EGs. As the Trustees are aware, except in instances where the transfer agent expense is charged as a percentage of net assets, funds with relatively small average account sizes tend to have a higher transfer agent expense than comparable sized funds that have relatively large average account sizes.

56	• AB GROWTH FUND

funds that have the same investment clarification/objective and load type as the subject Fund.15 The Fund’s total expense ratio rankings are also shown.

Fund	Total Expense Ratio (%)[16]	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
Growth Fund	1.289	1.228	10/14	1.243	56/82

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2015, relative to 2014.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund

15	Except for asset size comparability, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

AB GROWTH FUND •	57

and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $9,241, $2,437,966 and $13,897 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.17

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $828,371 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

17	Effective November 1, 2014, ABI implemented a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

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V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Trustees an update of Deli’s study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB GROWTH FUND •	59

fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information in the table below shows the 1, 3, 5 and 10 year net performance returns, rankings and quintiles21 of the Funds relative to their Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the periods ended February 29, 2016.23

	Fund	PG Median	PU Median	PG Rank	PU Rank
1 year	-3.52	-10.42	-10.27	1/14	2/96
3 year	13.39	8.16	9.71	2/14	3/87
5 year	10.46	7.95	8.07	1/13	6/77
10 year	5.34	5.22	6.16	5/10	41/62

21	The performance returns and rankings of the Funds are for the Funds’ Class A shares. The performance returns and rankings of the Funds were provided by the Broadridge.

22	A Fund’s PG/PU may not be necessarily be identical to its respective EG/EU. Funds with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Funds, in contrast to certain of the Funds’ EGs/EUs, which may include funds of similar but not the same investment classification/objective.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Fund even if the Fund had a different investment classification/objective at a different point in time.

60	• AB GROWTH FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 29, 2016 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Fund	-3.52	13.39	10.46	5.34	9.36	16.44	0.33	10
Russell 3000 Growth Index	-5.98	12.11	10.63	7.57	9.26	15.66	0.47	10
Russell 1000 Growth Index[27]	-5.05	12.54	10.95	7.74	9.39	N/A	N/A	N/A
Inception Date: September 4, 1990

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2016.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

27	From November 3, 2008 through March 31, 2013, the Fund’s benchmark was the Russell 1000 Growth Index. Prior to November 3, 2008 and since April 1, 2013, the Fund’s benchmark has been the Russell 3000 Growth Index.

AB GROWTH FUND •	61

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

62	• AB GROWTH FUND

AB Family of Funds

NOTES

AB GROWTH FUND •	63

NOTES

64	• AB GROWTH FUND

NOTES

AB GROWTH FUND •	65

NOTES

66	• AB GROWTH FUND

NOTES

AB GROWTH FUND •	67

NOTES

68	• AB GROWTH FUND

AB GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRO-0151-0716

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit-Related
		Audit Fees	Fees	Tax Fees
AB Portfolio - Growth Fund	2015	$31,450		$17,016
	2016	$32,375		$18,380

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of
		and Service Affiliates	Tax Fees)
AB Portfolio - Growth Fund	2015	$395,266	$17,016
			$—
			$(17,016)
	2016	$408,510	$18,380
			$—
			$(18,380)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:    September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:    September 29, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:    September 29, 2016